SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2008 (August 15, 2008)

SUNRISE REAL ESTATE GROUP, INC.
(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Suite 701, No.333, Zhaojiabang Road
Shanghai, PRC 200032

Registrant's telephone number, including area code (86)-21-6422-0505

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Securities and Exchange Commission has provided the Company with written comments concerning the Company’s Form 10-K for the fiscal year ended December 31, 2006, particularly with respect to certain revenue recognition policies. The Company followed these policies commencing in the fiscal year 2005. In response to these comments, the Company has decided restate the financial disclosure in certain of its previously filed financial statements. Previously filed financial statements for the fiscal year ended December 31, 2005 and subsequent periods cannot be relied upon prior to filing the restated financial statements for such periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REAL ESTATE GROUP, INC.

Date: August 15, 2008	By:	/s/

Name: Wang Wen Yan Title: Chief Financial Officer